United States
Securities and Exchange Commission
WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
December 1, 2009

INTERNATIONAL GAME TECHNOLOGY
(Exact name of registrant as specified in charter)

Nevada	001-10684	88-0173041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9295 Prototype Drive, Reno, Nevada 89521
(Address of principal executive offices)

(775) 448-7777
(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On December 1, 2009, International Game Technology (the “Company”) entered into an Amended and Restated Employment Agreement (the “Employment Agreement”) with Thomas J. Matthews, a director and the former President and Chief Executive Officer of the Company.Pursuant to the Employment Agreement, Mr. Matthews will receive a salary of $65,000 and continued medical benefits.The Employment Agreement terminates upon the earlier of (i) the Company’s 2011 annual shareholders’ meeting, or (ii) March 31, 2011.

A copy of the Employment Agreement is attached hereto as Exhibit 10.1

Item 9.01   Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement, dated December 1, 2009, between International Game Technology and Thomas J. Matthews.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: December 7, 2009	By:	/s/ J. Kenneth Creighton
J. Kenneth Creighton
Vice President Corporate Law Department and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement, dated December 1, 2009, between International Game Technology and Thomas J. Matthews.